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                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

NEITHER THIS WARRANT NOR THE SHARES OF VOTING COMMON STOCK OR NONVOTING COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE OR OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE OR OTHER SECURITIES LAWS.


                                    WARRANT

 To Subscribe for and Purchase Voting Common Stock and Nonvoting Common Stock
                                      of
                              TOPP TELECOM, INC.

     THIS CERTIFIES THAT, pursuant to the provisions of that certain Letter Agreement (the "Letter Agreement") dated September 1, 1998 by and among CellStar Telecom, Inc., a Delaware corporation ("CellStar"), Topp Telecom, Inc., a corporation organized and existing under the laws of the State of Florida (the "Company"), David Topp and Frederick J. Pollak for value received, CELLSTAR with its principal business office at 1730 Briercroft Court, Carrollton, Texas 75006, or its assigns, is entitled to subscribe for and purchase from the COMPANY with its principal business office at 8200 NW 27th Street, Suite 117, Miami, Florida 33122, at the Exercise Price (as defined below) and during the Exercise Period (as set forth in Section I below), the following fully paid and nonassessable shares (the "Shares"): (i) 1,190 shares of the Company's voting common stock, $.01 par value per share (the "Voting Common Stock"); and (ii) 25,242 shares of the Company's nonvoting common stock, $.01 par value per share (the "Nonvoting Common Stock," and together with the Voting Common Stock, the "Common Stock"), subject to the terms, conditions and adjustments contained herein.

     The warrant purchase price (subject to adjustment as set forth in Section VI below) shall be in each case $0.10 per Share (the "Exercise Price").

     This Warrant is subject to the following provisions, terms and conditions:

     SECTION I. Term. This Warrant shall be exercisable by CellStar, in whole or in part, at any time or from time to time, during the period commencing on the date hereof through and including the fifth anniversary of the date hereof; provided however, that this Warrant shall not be exercisable prior to the exercise of the Options (the
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"Option") granted pursuant to that certain Stock Option Agreement by and between
CellStar and the Company dated September 1, 1998 (the "Warrant Term").

     SECTION II.  Exercise of Warrant.   No fractional shares of Common Stock
will be issued under this Warrant. The holder hereof may exercise this Warrant by surrendering it (properly endorsed) at the offices of the Company set forth above (or at such other location which the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation), and by payment to the Company of the Exercise Price in cash or by official bank or certified check in next day funds for each Share of Common Stock being purchased. Alternatively, CellStar may specify in its notice that it is crediting the payment of the Exercise Price first to accrued interest and then to principal payable by the Company to CellStar, Ltd. under that certain Promissory Note dated September 1, 1998 executed by the Company in favor of CellStar, Ltd. or to accounts receivable owed by the Company to CellStar, Ltd. rather than paying the Exercise Price in cash or by company check. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares of Common Stock so purchased, registered in the name of the person entitled to receive the same, shall be delivered to the holder hereof within a reasonable time, not exceeding five business days after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificates for Shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of the date of delivery of such certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open. Upon the exercise of this Warrant, each certificate issued representing the Shares of Common Stock underlying this Warrant shall bear a transfer legend to the same effect as set forth above if in the reasonable opinion of counsel to the Company such legend is legally required or advisable.

     Upon the closing of the sale of shares of Voting Common Stock, at a price of at least $105.0916925 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, that has been effected with the consent of CellStar, which consent shall be provided by CellStar in good faith (subject to acting in the best interests of the shareholders of CellStar Corporation), a new Warrant representing a number of shares of Voting Common Stock equal to the number of Shares of, if any, with respect to which this Warrant shall not then have been exercised shall be issued to the holder hereof

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     SECTION III.  Covenants as to Common Stock.  The Company covenants and agrees that it shall at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of providing for the exercise of this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons and the holder hereof will receive good title to the Shares purchased by it, free and clear of all liens, security interests, claims, pledges, charges, stockholders' agreements, voting trusts or encumbrances of any kind.

     SECTION IV. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

     SECTION V. Transferability of Warrant and the Shares. Subject to compliance with applicable federal, state and foreign securities laws and with the terms of this Warrant, including, without limitation, the restrictive legend set forth on the first page hereof, this Warrant and the Shares are transferable, in whole or in part, by the holder hereof only to any of Cellstar's Affiliates, including without limitation CellStar, Ltd., upon written notice to the Company at the agency or office of the Company referred to above, in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. "Affiliate" shall mean any corporation, limited liability company, partnership, joint venture, limited partnership, trust or unincorporated organization directly or indirectly controlling or controlled by or under direct or indirect common control with CellStar.

     SECTION VI. Adjustment of Exercise Price and Number of Shares.    The
Exercise Price applicable to Shares of Voting Common Stock and to Shares of Nonvoting Common Stock shall each, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the applicable Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the applicable Exercise Price resulting from such adjustment, the number of shares of Voting Common Stock and Nonvoting Common Stock, as the case may be, obtained by multiplying the applicable Exercise Price in effect immediately prior to such adjustment by the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the applicable Exercise Price resulting from such adjustment.

     (a) Except (i) in the case of any shares of Voting Common Stock issued as a dividend or other distribution payable in respect of any shares of Voting Common Stock, or Nonvoting Common Stock issued as a dividend or other distribution payable in respect of any shares of Nonvoting Common Stock or (ii) upon the exercise of a Convertible Security (as hereinafter defined), in the event the Company shall at any time issue or sell

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any shares of Voting Common Stock, Nonvoting Common Stock or any Convertible
Securities without consideration or for a consideration per share, or having an exercise price or conversion price per share of the Voting Common Stock or the Nonvoting Common Stock, as the case may be, less than the applicable Exercise Price in effect immediately prior to the time of such issue or sale, the Exercise Price per share of Voting Common Stock and the Exercise Price per share of Nonvoting Common Stock shall each be reduced concurrently with such issue or sale, to an amount calculated by:

(A) dividing a sum equal to (1) the total number of shares of Common Stock (as hereinafter defined for purposes of this Section VI(a)) outstanding at the date of this Warrant, multiplied by the applicable Exercise Price at the date of adjustment, plus (2) the aggregate of the amounts of all consideration received and/or to be received by the Company upon the issuance of Additional Shares of Common Stock, by

(B) the sum of (1) the total number of shares of Common Stock outstanding at the date of this Warrant, and (2) the number of Additional Shares of Common Stock which shall have been issued.

For purposes of this Section VI(a), "Common Stock" shall refer (i) only to the Voting Common Stock when calculating the adjustment to the Exercise Price per share of the Voting Common Stock purchasable pursuant hereto, and (ii) only to the Nonvoting Common Stock when calculating the adjustment to the Exercise Price per share of the Nonvoting Common Stock purchasable pursuant hereto. "Additional Shares of Common Stock" shall mean any and all shares of Common Stock issued or sold by the Company subsequent to the date of this Warrant, and shall include the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of any Convertible Securities issued or sold by the Company subsequent to the date of this Warrant. A "Convertible Security" shall refer to any options, rights or other obligations or shares of capital stock of the Company that are convertible into or exercisable or exchangeable for Common Stock.

     (b) (i) In case the Company shall at any time subdivide its outstanding shares of Voting Common Stock into a greater number of shares or issue a dividend or distribution payable in shares of Voting Common Stock, the applicable Exercise Price in effect immediately prior to such subdivision shall be reduced to a price determined by dividing (x) the number of shares of Voting Common Stock outstanding immediately prior to such subdivision or distribution, multiplied by the applicable Exercise Price per share in effect immediately prior to such subdivision or distribution by (y) the number of shares of Voting Common Stock outstanding immediately after such subdivision or distribution.

           (ii) In case the Company shall at any time subdivide its outstanding shares of Nonvoting Common Stock into a greater number of shares or issue a dividend or distribution payable in shares of Nonvoting Common Stock, the applicable Exercise Price in effect immediately prior to such subdivision shall be reduced to a price determined by

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dividing (x) the number of shares of Nonvoting Common Stock outstanding immediately prior to such subdivision or distribution, multiplied by the applicable Exercise Price per share in effect immediately prior to such subdivision or distribution by (y) the number of shares of Nonvoting Common Stock outstanding immediately after such subdivision or distribution.

     (c) (i) In case the Company shall at any time combine its outstanding shares of Voting Common Stock into a lesser number of shares of Voting Common Stock, the applicable Exercise Price in effect immediately prior to such combination shall be increased to a price determined by dividing (x) the number of shares of Voting Common Stock outstanding immediately prior to such combination, multiplied by the applicable Exercise Price per share in effect immediately prior to such combination by (y) the number of shares of Voting Common Stock outstanding immediately after such combination.

           (ii) In case the Company shall at any time combine its outstanding shares of Nonvoting Common Stock into a lesser number of shares of Nonvoting Common Stock, the applicable Exercise Price in effect immediately prior to such combination shall be increased to a price determined by dividing (i) the number of shares of Nonvoting Common Stock outstanding immediately prior to such combination, multiplied by the applicable Exercise Price per share in effect immediately prior to such combination by (ii) the number of shares of Nonvoting Common Stock outstanding immediately after such combination.

     (d) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Voting Common Stock or Nonvoting Common Stock, shall be entitled to receive stock, securities or assets with respect to or in exchange for Voting Common Stock or Nonvoting Common Stock, then, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Voting Common Stock or Nonvoting Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Voting Common Stock or Nonvoting Common Stock, as the case may be, equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the applicable Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

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     (e)   Upon any adjustment of the applicable Exercise Price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant in the manner provided in Section IX(e), which notice shall state the applicable Exercise Price resulting from such adjustment setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall, within two business days of CellStar's request therefor, provide to CellStar access to all books, records and other information reasonably necessary for CellStar to confirm the calculation of any adjustment of the applicable Exercise Price.

     SECTION VII. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon receipt of an affidavit from CellStar regarding the loss, theft, mutilation or destruction thereof, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     SECTION VIII. Investment Purpose. If the Company in its good faith discretion determines that as a matter of law such procedure is or may be desirable, it may require a holder of this Warrant, upon any acquisition of Voting Common Stock or Nonvoting Common Stock pursuant to the exercise of this Warrant and as a condition to the Company's obligation to deliver certificates representing such shares, to execute and deliver to the Company a written statement representing and warranting that such holder's acquisition of shares of Voting Common Stock or Nonvoting Common Stock pursuant to the exercise hereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares of Voting Common Stock and Nonvoting Common Stock issued to the holder pursuant to the exercise hereof.

     SECTION IX.   Miscellaneous.

     (a) The parties hereto acknowledge and agree that this Warrant issued hereunder is equivalent, in substance, to stock options. The parties also acknowledge and agree that (i) the aggregate fair market value of this Warrant, together with the aggregate fair market value of the Option, each calculated as of the date hereof, does not exceed $1,000, and (ii) the fair market value of this Warrant and the Option substantially depends upon the financial success of the Company, which success is contingent upon the Company's obtaining additional debt or equity financing.

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     (b)   Neither this Warrant nor any term hereof may be changed, waived, discharged, or terminated except by a written instrument executed by the Company and the holder hereof.

     (c) This Warrant shall be governed and interpreted and enforced in accordance with the internal laws of the State of Florida, without regard to principles of conflicts of laws thereof.

     (d) Each provision of this Warrant shall be interpreted in such a manner as to be effective, valid and enforceable under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Warrant in such jurisdiction or any provision hereof in any other jurisdiction.

     (e) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or by registered or certified mail, return receipt requested, postage and fees prepaid, first class mail to: (i) The Company at Topp Telecom, Inc., 8200 NW 27th Street, Suite 117, Miami Florida, 33122, Attention: President, and (ii) CellStar Telecom, Inc. at 1730 Briercroft Court, Carrollton, Texas 75006, Attention: General Counsel, with a copy to Steel Hector & Davis LLP, 200 South Biscayne Blvd., Miami, Florida 33131, Attention: Barry G. Craig.

     (f) This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the holder hereof.

     (g) If the Company or the holder hereof shall commence any action or proceeding against the other in order to enforce the provisions hereof, or to recover damages as the result of the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover all reasonable costs incurred in connection therewith, including, but not limited to, reasonable attorneys' fees and expenses, whether at the trial or appellate level.

     (h) This Warrant may be exchanged, at the option of the holder hereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares, or portions thereof, upon surrender to the Company or its duly authorized agent.

     (i) The issuance of any Shares or other securities upon the exercise or conversion of this Warrant, and the delivery of certificates or other instruments representing such Shares or other securities, shall be made without charge to the holder for any tax or other charge in respect of such issuance.

     (j) This Warrant and the Letter Agreement are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this

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Warrant and the Letter Agreement, the conflict will be resolved by giving the conflicting provisions of this Warrant full force and effect.

                 [Signatures follow immediately on next page]

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     IN WITNESS WHEREOF, TOPP TELECOM, INC., has caused this Warrant to be executed by its duly authorized officer as of September 1, 1998.

                                       TOPP TELECOM, INC.



                                       By: /s/ F.J. POLLAK
                                          ---------------------------------
                                          Name:  F.J. Pollak
                                          Title: President and CEO


Accepted and Agreed:

CELLSTAR TELECOM, INC.

By: /s/ TIMOTHY L. MARETTI
   -----------------------------
Name:  Timothy L. Maretti
Title: U.S. Region President

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                              FORM OF ASSIGNMENT

                 [To be signed only upon transfer of Warrant]

     For value received, the undersigned hereby sells, assigns and transfers unto _____________________, the rights represented by the within Warrant to purchase shares of [Voting Common Stock][Nonvoting Common Stock], $.01 par value, of TOPP TELECOM, INC., to which the within Warrant relates, and appoints _______________________ attorney to transfer such right on the books of TOPP TELECOM, INC. with full power of substitution in the premises.

Date:
     ----------------------------          ----------------------------------
                                           (Signature)



                                           ----------------------------------
                                           (Address)



Signed in the presence of:

---------------------------------

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                             FORM OF SUBSCRIPTION

                 [To be signed only upon transfer of Warrant]

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________ shares of [Voting Common Stock][Nonvoting Common Stock], $.01 par value, of TOPP TELECOM, INC. and herewith tenders payment of $________________________ in full payment of the purchase price for such shares or [hereby notifies Topp Telecom, Inc. that it is crediting $________ against [that certain Promissory Note dated September 1, 1998 executed by the Company in favor of CellStar, Ltd.] or [the accounts receivable owed to CellStar, Ltd. represented by Invoice No. _______] in full payment for the purchase price for such shares], and requests that the certificates for such shares be issued in the name of, and be delivered to ___________________________, whose address is
________________________________________________.


Date:
     ----------------------------          ----------------------------------
                                           (Signature)



                                           ----------------------------------
                                           (Address)



Signed in the presence of:

---------------------------------

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